EXHIBIT 6
                             Letter of Transmittal
                        To Tender Shares of Common Stock
           (Including the Associated Preferred Stock Purchase Rights)
                                       of
                                  Borden, Inc.
                         Pursuant to the Exchange Offer
                                       by
                            Borden Acquisition Corp.
                    a corporation formed at the direction of
                         Kohlberg Kravis Roberts & Co.
                               ------------------
                THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS EXPIRE
     AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, DECEMBER 20, 1994,
                     UNLESS THE EXCHANGE OFFER IS EXTENDED.
                               ------------------

                 The Exchange Agent for the Exchange Offer is:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                    BY MAIL:                               BY HAND OR OVERNIGHT DELIVERY:
    First Chicago Trust Company of New York           First Chicago Trust Company of New York
              Tenders & Exchanges                               Tenders & Exchanges
           P.O. Box 2563--Suite 4660                               14 Wall Street
       Jersey City, New Jersey 07303-2563                    Suite 4680--BOR, 8th Floor
                                                              New York, New York 10005

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by shareholders, either (i) if certificates for shares of Common Stock, par value $.625 per share ("Borden Shares"), or the associated Preferred Stock Purchase Rights (the "Rights") are to be forwarded herewith or (ii) unless an Agent's Message (as defined in the Offering Circular/Prospectus dated November 22, 1994 (the "Offering Circular/Prospectus")) is utilized, if tenders of Borden Shares are to be made by book-entry transfer into the account of First Chicago Trust Company of New York, as Exchange Agent (the "Exchange Agent"), at The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively the "Book-Entry Transfer Facilities") pursuant to the procedures described under "The Exchange Offer--Procedure for Tendering Shares of Borden Common Stock--Book-Entry Transfer" in the Offering Circular/Prospectus. Shareholders who tender Borden Shares (or Rights if applicable) by book-entry transfer are referred to herein as "Book-Entry Shareholders."

    The Merger Agreement (as defined in the Offering Circular/Prospectus) provides that, immediately prior to consummation of the Exchange Offer, Borden, Inc., a New Jersey corporation ("Borden"), will redeem the outstanding Rights issued pursuant to the Rights Agreement, dated as of January 28, 1986, as amended (the "Rights Agreement"), between Borden and The Bank of New York, as Rights Agent, at a redemption price of one and two-thirds cents per Right. Unless and until the Rights have been redeemed, holders of Borden Shares will be required to tender one Right for each Borden Share tendered in order to effect a valid tender of such Borden Share. If the Distribution Date (as defined in the Offering Circular/Prospectus) has not occurred prior to the time Borden Shares are tendered pursuant to the Exchange Offer, a tender of Borden Shares will also constitute a tender of the associated Rights. See "The Exchange Offer--Procedure for Tendering Shares of Borden Common Stock" in the Offering Circular/Prospectus. If the Distribution Date has occurred, and certificates representing Rights (the "Rights Certificates") have been distributed to holders of Borden Shares, such holders of Borden Shares will be required to tender Rights Certificates representing a number of Rights equal to the number of Borden Shares being tendered in order to effect a valid tender of such Borden Shares. If, in accordance with the Merger Agreement, the Rights are redeemed by the Board of Directors of Borden prior to the consummation of the Exchange Offer, tendering shareholders who are holders of record as of the applicable record date will be entitled to receive and retain the redemption price of one and two-thirds cents per Right in accordance with the Rights Agreement. Holders of Borden Shares and Rights whose certificates for such Borden Shares (the "Share Certificates") (and Rights Certificates if applicable) are not immediately available or who cannot deliver their Share Certificates (or Rights Certificates if applicable) and all other required documents to the Exchange Agent prior to the Expiration Date (as defined in the Offering Circular/Prospectus), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Borden Shares (and Rights if applicable) according to the guaranteed delivery procedure set forth under "The Exchange Offer--Procedure for Tendering Shares of Borden Common Stock--Guaranteed Delivery" in the Offering Circular/Prospectus. See Instruction
2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                                  DESCRIPTION OF BORDEN SHARES TENDERED
      NAME(S) & ADDRESS(ES) OF REGISTERED HOLDER(S)            SHARE CERTIFICATE(S) AND BORDEN SHARE(S)
          (PLEASE FILL IN, IF BLANK, EXACTLY AS                                TENDERED
           NAME(S) APPEAR(S) ON CERTIFICATE(S))              (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                                             TOTAL NUMBER
                                                                              OF BORDEN
                                                                                SHARES          NUMBER
                                                                SHARE        REPRESENTED      OF BORDEN
                                                             CERTIFICATE       BY SHARE         SHARES
                                                              NUMBER(S)*    CERTIFICATE(S)*   TENDERED**
                                                            Total Borden Shares...........

   * Need not be completed by Book-Entry Shareholders.

  ** Unless otherwise indicated, all Borden Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered. See Instruction 4.

                                     DESCRIPTION OF RIGHTS TENDERED*
      NAME(S) & ADDRESS(ES) OF REGISTERED HOLDER(S)
          (PLEASE FILL IN, IF BLANK, EXACTLY AS               RIGHTS CERTIFICATE(S) AND RIGHTS TENDERED
           NAME(S) APPEAR(S) ON CERTIFICATE(S))              (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                                             TOTAL NUMBER
                                                                              OF RIGHTS
                                                                RIGHTS       REPRESENTED        NUMBER
                                                             CERTIFICATE      BY RIGHTS       OF RIGHTS
                                                             NUMBER(S)**    CERTIFICATE(S)**  TENDERED***
                                                            Total Rights..................

    * Need not be completed if the Distribution Date has not occurred.

   ** Need not be completed by Book-Entry Shareholders.

  *** Unless otherwise indicated, all Rights represented by certificates delivered to the Exchange Agent will be deemed to have been tendered. See Instruction 4.

/ / CHECK HERE IF BORDEN SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER BORDEN SHARES BY BOOK-ENTRY TRANSFER):

       Name of Tendering Institution ___________________________________________

       Check box of Book-Entry Transfer Facility:

     / / The Depository Trust Company
     / / Midwest Securities Trust Company
     / / Philadelphia Depository Trust Company
     Account Number __________________________Transaction Code Number __________

/ / CHECK HERE IF BORDEN SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Owner(s): _________________________________________
     Window Ticket Number (if any): ____________________________________________
     Date of Execution of Notice of Guaranteed Delivery: _______________________ Name of Institution that Guaranteed Delivery: _____________________________ If delivered by Book-Entry Transfer check box of Book-Entry Transfer
       Facility:

     / / The Depository Trust Company
     / / Midwest Securities Trust Company
     / / Philadelphia Depository Trust Company
     Account Number __________________________Transaction Code Number __________

/ / CHECK HERE IF RIGHTS ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER RIGHTS BY BOOK-ENTRY TRANSFER):

       Name of Tendering Institution ___________________________________________

       Check box of Book-Entry Transfer Facility:

     / / The Depository Trust Company
     / / Midwest Securities Trust Company
     / / Philadelphia Depository Trust Company
     Account Number __________________________Transaction Code Number __________

/ / CHECK HERE IF RIGHTS ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Owner(s): _________________________________________
     Window Ticket Number (if any): ____________________________________________
     Date of Execution of Notice of Guaranteed Delivery: _______________________ Name of Institution that Guaranteed Delivery: _____________________________ If delivered by Book-Entry Transfer check box of Book-Entry Transfer
       Facility:

     / / The Depository Trust Company
     / / Midwest Securities Trust Company
     / / Philadelphia Depository Trust Company
     Account Number _________________________ Transaction Code Number __________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Borden Acquisition Corp., a New Jersey corporation (the "Purchaser"), the above-described Borden Shares and (unless and until redeemed by Borden) the associated Rights, for exchange for a number of shares of Common Stock, par value $.01 per share (the "Holdings Common Stock"), of RJR Nabisco Holdings Corp., a Delaware corporation ("Holdings"), equal to the Exchange Ratio (as defined in the Offering Circular/Prospectus), upon the terms and subject to the conditions set forth in the Offering Circular/Prospectus and in this Letter of Transmittal (which together constitute the "Exchange Offer"). Unless the context requires otherwise, all references to Borden Shares shall be deemed to refer also to the associated Rights. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to exchange all or any portion of the Borden Shares (or Rights if applicable) tendered pursuant to the Exchange Offer, receipt of which is hereby acknowledged.

    The undersigned understands that if the Distribution Date has occurred and Rights Certificates have been distributed to holders of Borden Shares prior to the date of tender of the Borden Shares and Rights tendered herewith, Rights Certificates representing a number of Rights equal to the number of Borden Shares being tendered herewith must be delivered to the Exchange Agent or, if available, a Book-Entry Confirmation received with respect thereto, in order for the Borden Shares tendered herewith to be validly tendered. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Borden Shares and Rights are tendered herewith, the undersigned agrees to deliver Rights Certificates representing a number of Rights equal to the number of Borden Shares tendered herewith to the Exchange Agent within five business days after the date such Rights Certificates are distributed. A tender of Borden Shares without Rights Certificates constitutes an agreement by the tendering shareholder to deliver Rights Certificates representing a number of Rights equal to the number of Borden Shares tendered pursuant to the Exchange Offer to the Exchange Agent within five business days after the date such Rights Certificates are distributed. The undersigned understands that if the Rights are not redeemed, the Purchaser reserves the right to require that the Exchange Agent receive such Rights Certificates prior to accepting Borden Shares for exchange. In that event, exchange for Borden Shares tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of, among other things, Rights Certificates, if Rights Certificates have been distributed to holders of Borden Shares.

    Subject to, and effective upon, acceptance for exchange of the Borden Shares (and Rights if applicable) tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Borden Shares that are being tendered hereby and any and all dividends and distribution, except for regular quarterly cash dividends in the amount of $.01 per Borden Share declared or paid with respect to the tendered Borden Shares on or after November 22, 1994 and payable to the undersigned on a date prior to the transfer to the name of the Purchaser or nominee or transferee of the Purchaser on Borden's stock transfer records of the Borden Shares tendered herewith (except that if the Rights are redeemed by Borden's Board of Directors in accordance with the terms of the Rights Agreement, tendering shareholders who are holders of record as of the applicable record date will be entitled to receive and retain the redemption price of one and two-thirds cents per Right in accordance with the Rights Agreement) (any such dividend or distribution, except for those referred to in the immediately preceding clause, collectively, a "Distribution"), and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Borden Shares (and Rights if applicable) (and any Distribution) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates (and Rights Certificates if applicable) (and any Distribution), or transfer ownership of such Borden Shares (and Rights if applicable) (and any Distribution) on the account books maintained by a Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer, to the Exchange Agent for the account of the Purchaser, (b) present such Borden Shares (and Rights if applicable) (and any Distribution) for transfer on the books of Borden and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Borden Shares (and Rights if applicable) (and any Distribution), all in accordance with the terms and subject to the conditions of the Exchange Offer.

    The undersigned irrevocably appoints designees of the Purchaser as such shareholder's proxy, with full power of substitution, to the full extent of such shareholder's rights with respect to the Borden Shares (and Rights if applicable) tendered by such shareholder and accepted for exchange by the Purchaser and with respect to any and all other Borden Shares or other securities issued or issuable in respect of such Borden Shares on or after November 22, 1994. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Borden Shares for exchange. Upon such acceptance for exchange, all prior proxies given by such shareholder with respect to such Borden Shares (and Rights if applicable) (and such other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of the Purchaser will be empowered to exercise all voting and other rights of such shareholder as they in their sole discretion may deem proper at any annual or special meeting of Borden's shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Borden Shares (and Rights if applicable) to be deemed validly tendered, immediately upon the Purchaser's exchange for such Borden Shares (and Rights if applicable), the Purchaser must be able to exercise full voting rights with respect to such Borden Shares (and Rights if applicable).

    The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Borden Shares (and Rights if applicable) tendered hereby (and any Distribution) and (b) when the Borden Shares (and Rights if applicable) are accepted for exchange by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to the Borden Shares (and Rights if applicable) (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Borden Shares (and Rights if applicable) tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of the Purchaser any and all Distributions in respect of the Borden Shares and Rights tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance or appropriate assurance thereof, the Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of any such Distribution and may withhold the entire exchange consideration or deduct therefrom the amount or value thereof, as determined by the Purchaser in its sole discretion.

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

    Tenders of Borden Shares and Rights made pursuant to the Exchange Offer are irrevocable, except that Borden Shares and Rights tendered pursuant to the Exchange Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for exchange by the Purchaser pursuant to the Exchange Offer, may also be withdrawn at any time after January 20, 1995. See "The Exchange Offer--Procedure for Tendering Shares of Borden Common Stock--Withdrawal Rights" in the Offering Circular/Prospectus.

    The undersigned understands that tenders of Borden Shares and Rights pursuant to any of the procedures described under "The Exchange Offer--Procedure for Tendering Shares of Borden Common Stock," and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Exchange Offer, including the undersigned's representation that the undersigned owns the Borden Shares and Rights being tendered.

    Unless otherwise indicated herein under "Special Exchange Instructions," please (i) issue any check for any cash payment in lieu of a fractional share of Holdings Common Stock, (ii) issue shares of Holdings Common Stock exchanged for Borden Shares tendered pursuant hereto and/or (iii) issue or return any certificate(s) for Borden Shares (and Rights if applicable) not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Borden Shares Tendered" and "Description of Rights Tendered," respectively. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail any check for any cash payment in lieu of a fractional share of Holdings Common Stock, the certificates for shares of Holdings Common Stock exchanged for Borden Shares tendered pursuant hereto and/or any certificate(s) for Borden Shares (and Rights if applicable) not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Borden Shares Tendered" and "Description of Rights Tendered," respectively. In the event that both the Special Delivery Instructions and the Special Exchange Instructions are completed, please issue (i) any check for any cash payment in lieu of a fractional share of Holdings Common Stock, (ii) the shares of Holdings Common Stock exchanged for Borden Shares tendered pursuant hereto and/or (iii) any certificate(s) for Borden Shares (and Rights if applicable) not tendered or accepted for exchange in the name of, and deliver such certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Exchange Instructions," please credit any Borden Shares (and Rights if applicable) tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Exchange Instructions, to transfer any Borden Shares (or Rights if applicable) from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for exchange any of the Borden Shares (or Rights if applicable) so tendered.

                         SPECIAL EXCHANGE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if (i) the check for any cash payment in lieu of a fractional share of Holdings Common Stock, (ii) certificate(s) for Borden Shares (and Rights if applicable) not tendered or not accepted for exchange and/or
(iii) the shares of Holdings Common Stock exchanged for Borden Shares tendered pursuant hereto are to be issued in the name of someone other than the undersigned or if Borden Shares (or Rights if applicable) tendered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility.

Issue / / check / / certificates to:

Name............................................................................
                                 (PLEASE PRINT)

Address.........................................................................

 ...............................................................................
                               (INCLUDE ZIP CODE)

 ...............................................................................
                        (TAX ID. OR SOCIAL SECURITY NO.)
                 (SEE SUBSTITUTE FORM W-9 ON THE REVERSE SIDE)

Credit Borden Shares (and Rights if applicable) tendered by book-entry transfer that are not accepted for exchange to (Check one):

/ / DTC / / MSTC / / PDTC

 ...............................................................................

                        (DTC, MSTC or PDTC Account No.)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if (i) the check for any cash payment in lieu of a fractional share of Holdings Common Stock, (ii) certificate(s) for Borden Shares (and Rights if applicable) not tendered or not accepted for exchange and/or
(iii) the shares of Holdings Common Stock exchanged for Borden Shares tendered pursuant hereto accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail / / check / / certificates to:

Name............................................................................
                                 (PLEASE PRINT)

Address.........................................................................

 ...............................................................................
                               (INCLUDE ZIP CODE)

 ...............................................................................
                        (TAX ID. OR SOCIAL SECURITY NO.)
                 (SEE SUBSTITUTE FORM W-9 ON THE REVERSE SIDE)

                                   SIGN HERE
                  AND COMPLETE SUBSTITUTE FORM W-9 ON REVERSE
SIGN                                                                        SIGN
HERE                                                                        HERE
      X...................................................................

      X...................................................................
                          (SIGNATURE(S) OF HOLDER(S))
      Dated:  ........................... , 19 ...........................
      (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or Rights Certificate(s)
      or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)
      Name(s).............................................................
      ....................................................................
                                 (PLEASE PRINT)
      Capacity (full title)...............................................

      Address.............................................................

      ....................................................................
                               (INCLUDE ZIP CODE)

      Area Code and Telephone Number......................................

      Tax Identification or
      Social Security No..................................................

                    COMPLETE SUBSTITUTE FORM W-9 ON REVERSE

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

      Authorized Signature................................................

      Name................................................................

      Name of Firm........................................................
                                 (PLEASE PRINT)

      Address.............................................................

      ....................................................................
                                                        (INCLUDE ZIP CODE)

      Area Code and Telephone Number......................................

      Dated:  ........................... , 19 ...........................

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Borden Share(s) and/or Rights) of Borden Shares and Rights tendered herewith, unless such holder(s) has completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Borden Share(s) and/or Right(s) are tendered for the account of a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth under "The Exchange Offer--Procedure for Tendering Shares of Borden Common Stock--Book-Entry Transfer" in the Offering Circular/Prospectus. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Borden Shares into the Exchange Agent's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and, unless and until the Rights have been redeemed, Rights Certificates or timely confirmation of a book-entry transfer of Rights into the Exchange Agent's account at a Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Borden Shares, a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), and any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal), must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date or, if later, within five business days after the date such Rights Certificates are distributed. Shareholders whose Share Certificates (or Rights Certificates if applicable) are not immediately available (including Rights Certificates that have not yet been distributed by Borden) or who cannot deliver their Share Certificates (or Rights Certificates if applicable) and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Borden Shares (and Rights if applicable) by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth under "The Exchange Offer--Procedure for Tendering Shares of Borden Common Stock--Guaranteed Delivery" in the Offering Circular/Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Exchange Agent prior to the Expiration Date; (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Borden Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery; and (iv) unless and until the Rights have been redeemed, the Rights Certificates, if issued, representing the appropriate number of Rights or a Book Entry Confirmation, if available, in each case together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five NYSE trading days after the date of execution of such Notice of Guaranteed Delivery or, if later, five NYSE trading days after Rights Certificates are distributed to shareholders, all as provided in "The Exchange Offer--Procedure for Tendering Shares of Borden Common Stock" in the Offering Circular/Prospectus. If Share Certificates and Rights Certificates are forwarded separately to the Exchange Agent, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

    THE METHOD OF DELIVERY OF SHARE CERTIFICATES OR OF RIGHTS CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Borden Shares will be exchanged. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Borden Shares (and Rights if applicable) for exchange.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Borden Shares and Rights and any other required information should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS. (Not Applicable to Book-Entry Shareholders) If fewer than all the Borden Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Borden Shares which are to be tendered in the box entitled "Number of Borden Shares Tendered." If fewer than all the Rights evidenced by any Rights Certificates submitted are to be tendered, fill in the number of Rights which are to be tendered in the box entitled "Number of Rights Tendered." In such cases, new Share Certificates or Rights Certificates (if the Rights have not been redeemed), as the case may be, for the Borden Shares or Rights that were evidenced by your old Share Certificates or Rights Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Borden Shares represented by Share Certificates and all Rights represented by Rights Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Borden Shares and Rights tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Borden Shares and Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Borden Shares and Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless shares of Holdings Common Stock are to be issued or delivered to, payment in respect of fractional shares of Holdings Common Stock is to be made to or certificates for Borden Shares or Rights not tendered or not exchanged are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    Unless and until the Rights have been redeemed, if Rights Certificates have been distributed to holders of Borden Shares, such holders are required to tender Rights Certificate(s) representing a number of Rights equal to the number of Borden Shares tendered in order to effect a valid tender of such Borden Shares. It is necessary that shareholders follow all signature requirements of this Instruction 5 with respect to the Rights in order to tender such Rights.

    6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Borden Shares (and Rights if applicable) to it or its order pursuant to the Exchange Offer. If, however, certificates for shares of Holdings Common Stock or payment of cash in lieu of fractional shares of Holdings Common Stock is to be made to, or if certificates for Borden Shares (and Rights if applicable) not tendered or accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the consideration to be received by such holder(s) (i.e., such consideration will be reduced) unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If (i) a check is to be issued in the name of, (ii) certificates for shares of Holdings Common Stock exchanged for Borden Shares and Rights (if applicable) are not to be issued to, and/or
(iii) certificates for Borden Shares and Rights not tendered or not accepted for exchange are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address of the signer other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. Book-Entry Shareholders may request that Borden Shares and/or Rights not accepted for exchange be credited to such account maintained at a Book-Entry Transfer Facility as such Book-Entry Shareholder may designate under "Special Payment Instructions." If no such instructions are given, such Borden Shares or Rights not accepted for exchange will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

    8. WAIVER OF CONDITIONS. The conditions of the Exchange Offer may be waived by the Purchaser from time to time in accordance with, and subject to the limitations described in, the Offering Circular/Prospectus.

    9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a shareholder whose tendered Borden Shares (or Rights if applicable) are accepted for exchange is required to provide the Exchange Agent with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Borden Shares (or Rights if applicable) exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

    Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

    The shareholder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Borden Shares and Rights or of the last transferee appearing on the transfers attached to, or endorsed on, the Borden Shares and Rights. If the Borden Shares or Rights are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offering Circular/Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Borden Shares (or Rights if applicable) has been lost, destroyed or stolen, the shareholder should promptly notify the Exchange Agent. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

             PAYER'S NAME:  FIRST CHICAGO TRUST COMPANY OF NEW YORK

                          Part 1--PLEASE PROVIDE       Social Security Number
                          YOUR TIN IN                        or Employer
  SUBSTITUTE              THE BOX AT THE RIGHT          Identification Number
                          AND CERTIFY
                          BY SIGNING AND
  Form W-9                DATING BELOW.

                                                      -------------------------
                          Part 2--Certification--Under penalties of perjury, I certify that:

                          (1) The number shown on this form is my correct
                              Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
  Department of the Treasury
  Internal Revenue Service
                          (2) I am not subject to backup withholding because:
                              (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
  PAYER'S REQUEST FOR
  TAXPAYER IDENTIFICATION
  NUMBER ("TIN")
                              Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

            SIGN HERE     SIGNATURE.......................... Part 3--
                                                              Awaiting TIN / /

                          DATE......................., 19 ...

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature.......................................                   Date................ , 19 ...

                The Information Agent for the Exchange Offer is:
                             D.F. KING & CO., INC.

                  UNITED STATES                                           EUROPE
                 77 Water Street                             Royex House, Aldermanbury Square
             New York, New York 10005                            London, England EC2V 7HR
            1-800-829-6551 (Toll Free)                          (44) 71 600 5005 (Collect)

                 The Dealer Manager for the Exchange Offer is:

                              MORGAN STANLEY & CO.
                                     Incorporated

                          1251 Avenue of the Americas
                            New York, New York 10020
                                 (212) 703-4774

November 22, 1994